                                                                   EXHIBIT 10.24



                      THIRD AMENDMENT TO AGREEMENT TO LEASE


        THIS THIRD AMENDMENT TO AGREEMENT TO LEASE (this "Amendment") is entered into as of this 10th day of August, 2001, by and between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT") and CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood").


                              W I T N E S S E T H:

        WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "2001 Purchase Agreement"), by and among HPT and Candlewood and certain of its wholly owned subsidiaries, Landlord is planning to acquire certain properties, as more particularly described in the 2001 Purchase Agreement; and

        WHEREAS, pursuant to a certain Agreement to Lease, dated as of November 19, 1997 (as amended, the "Agreement to Lease"), HPT agreed to lease or cause the Landlord to lease certain properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth in the 2001 Purchase Agreement and Agreement to Lease; and

        WHEREAS, the parties wish to amend certain terms and conditions of the Agreement to Lease, all as more particularly set forth herein; and

        WHEREAS, on the date hereof, a Closing (as defined in the 2001 Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibits A-1 through A-2 of this Amendment; and

        WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit B to this Amendment inserted in its place.

        2. As amended hereby, the Agreement to Lease shall remain in full force and effect in accordance with their respective terms and provisions.

        3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.



                                    HOSPITALITY PROPERTIES TRUST


                                    By:_________________________________________
                                                 Its (Vice) President


                                    CANDLEWOOD HOTEL COMPANY, INC.


                                    By:_________________________________________
                                                Its Assistant Secretary


                                    CANDLEWOOD PHILADELPHIA-MT. LAUREL, NJ, LLC
                                    CANDLEWOOD LAS VEGAS, NV, LLC



                                    BY:  CANDLEWOOD HOTEL COMPANY, INC.,
                                         SOLE MEMBER

                                        By:_____________________________________
                                           Name:
                                           Its:

                            EXHIBITS A-1 THROUGH A-2

                             [See attached copies.]

                                    EXHIBIT B

                       SCHEDULE OF ALLOCABLE MINIMUM RENTS



Property                                     Rent Per Accounting Period
--------                                     --------------------------
Louisville (Jefferstown), KY                          $   41,497
Cincinnati (Blue Ash), OH                             $   39,223
Phoenix, AZ                                           $   54,081
Wichita West, KS                                      $   43,645
Birmingham, AL                                        $   57,098
Salt Lake - Ft. Union, UT                             $   58,606
Southfield, MI                                        $   75,253
Lake Forest (LA), CA                                  $   73,588
Philadelphia (Horsham), PA                            $   60,820
Salt Lake - North Temple, UT                          $   61,888
Denver (Englewood), CO                                $   53,498
Wichita Northeast, KS                                 $   39,372
Omaha, NE                                             $   52,323
Houston (Town & Country), TX                          $   66,769
Hampton, VA                                           $   55,673
Austin, TX                                            $   84,375
Baltimore, MD                                         $   89,063
Mt. Laurel, NJ                                        $   53,625
Las Vegas, NV                                         $  210,834
                                                      ----------
                                                      $1,271,231
                                                      ==========